                                                             EXHIBIT (h)(28)(c)

                              Amendment No. 3 to
                   Administrative Services Letter Agreement
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

    1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: August 31, 2007

OppenheimerFunds, Inc.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

American General Life Insurance Company [Corporate Seal]

By:                                     Attest:
       -------------------------------          -----------------------------
Name:                                   Name:
       -------------------------------          -----------------------------
Title:                                  Title:
       -------------------------------          -----------------------------

                                 Schedule B to
          Amendment No. 3 to Administrative Services Letter Agreement
                            (Dated August 31, 2007)
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company

Separate Account                      Products
----------------                      ---------------------------------------
American General Life Insurance       The One VUL Solution (SM) Separate
Company
Account VL-R                          Variable Life Insurance
                                      Policy Form No. 99615

                                      AG Legacy Plus Variable Life
                                      Insurance
                                      Policy Form No. 98615

                                      Platinum Investor II Variable Life
                                      Insurance
                                      Policy Form No. 97610
                                      Effective: May 1, 2003

                                      Platinum Investor III Variable Life
                                      Insurance
                                      Policy Form No. 00600
                                      Effective: May 1, 2003

                                      Platinum Investor Survivor Variable
                                      Life Insurance
                                      Policy Form No. 99206
                                      Effective: May 1, 2003

                                      Platinum Investor Survivor II Variable
                                      Life Insurance
                                      Policy Form No. 01206
                                      Effective: May 1, 2003

                                      Platinum Investor PLUS Variable
                                      Life Insurance
                                      Policy Form No. 02600
                                      Effective: May 1, 2003

                                 Schedule B to
          Amendment No. 3 to Administrative Services Letter Agreement
                            (Dated August 31, 2007)
                                     Among
                            OppenheimerFunds, Inc.
                                      and
                    American General Life Insurance Company

                                  (Continued)

Separate Account                       Products
----------------                       ---------------------------------------
American General Life Insurance        Platinum Investor FlexDirector
Company                                Variable Life Insurance
Separate Account VL-R                  Policy Form No. 03601
                                       Effective: January 15, 2004

                                       Corporate America Variable
                                       Life Insurance
                                       Policy Form No. 99301
                                       Effective: January 15, 2004

                                       Platinum Investor IV
                                       Variable Life Insurance
                                       Policy Form No. 04604
                                       Effective: January 1, 2005

                                       Platinum Investor VIP
                                       Variable Life Insurance
                                       Policy Form No. 05604
                                       Effective: February 1, 2006

                                       AIG Corporate Investor
                                       Variable Life Insurance
                                       Policy Form No. 99301
                                       Effective: August 31, 2007

                                       AIG Income Advantage VUL
                                       Variable Life Insurance
                                       SEC Registration No. 333-144594
                                       Policy Form No. 07704
                                       Effective: October 1, 2007

 Separate Accounts                     Products
 -----------------                     ---------------------------------------
 American General Life Insurance       Platinum Investor Immediate Variable
 Company                               Annuity
 Separate Account D                    Policy Form No. 03017
                                       Effective: January 1, 2005